Exhibit 99.1

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Safe Harbor Statement Certain oral and written statements in this presentation and in response to questions are forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995, including statements in connection with or related to any discussion of or reference to our future operations, opportunities or financial performance. Management cautions that these statements are based on management’s current knowledge and expectations and are subject to certain risks and uncertainties, many of which are outside of the control of the Company that could cause actual results and events to differ materially from the statements made herein. Such risks and uncertainties include, but are not limited to, the following: actual performance of the parties under the new distribution agreements; potential disruptions arising out of the transition of certain territories to new distributors; changes in sales levels by existing distributors; unanticipated costs incurred in connection with the termination of existing distribution agreements or the transition to new distributors; changes in consumer preferences; changes in demand due to economic conditions; activities and strategies of competitors; including the introduction of new products and competitive pricing and/or marketing of similar products; changes in the price and/or availability of raw materials; other supply issues, including the availability of products and/or suitable production facilities; product distribution and placement decisions by retailers; political, legislative or other government actions or events in one or more regions in which we operate. For a more detailed discussion of these and other risks please see the Company’s reports filed with the Securities and Exchange Commission including our annual report on Form 10K filed on March 2, 2009 and our most recent Quarterly Reports on Form 10-Q, including the sections contained therein titled “Risk Factors” and “Forward Looking Statements,” for discussion on specific risks and uncertainties that may affect our performance. The Company assumes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Solid Financial Results 17 consecutive years of increased sales since acquisition of the Hansen’s beverage business in 1992 Achieved $1.2 billion in gross sales in 2008 Net sales for first nine months of 2009 increased to $852.4 million, up 9.4% from the same time period last year. Operating income for first nine months of 2009 increased to $251.5 million, up 24.0% from the same time period last year. Net income for first nine months of 2009 increased to $155.4 million, up 18.2% from the same time period last year.

Source: AC Nielsen Total US Scantrack Convenience – 4 Weeks Ending 11/21/09 Energy Drink Category Unit Share 45.3 30 30.3 10.8 5.9 8.2 11.1 8.9 0.4 4.2 0 5 10 15 20 25 30 35 40 45 50 TNA RED BULL TNA MONSTER TNA AMP TNA ROCKSTAR TNA FULL THROTTLE

Source: AC Nielsen Total US Scantrack Convenience – 13 Weeks Ending 11/21/09 Energy Drink Category Unit Volume Unit % Chg vs YA Unit Share Unit Share Chg vs YA Energy Drink Category 390,439,222 0.8 100 0 Monster 119,421,945 7.3 30.6 1.9 Red Bull 116,288,928 4.4 29.8 1 Rockstar 43,277,914 -4 11.1 -0.6 Amp 32,274,258 -2.5 8.3 -0.3 NOS 17,432,954 30.9 4.5 1 Full Throttle 17,194,614 -17.5 4.4 -1 Starbucks Coffee Energy 10,216,075 22.9 2.6 0.5 No Fear 6,784,978 -14.3 1.7 -0.3 Venom 4,705,038 130.4 1.2 0.7 Arizona 4,358,425 12 1.1 0.1

2009 Energy Market Conditions The Energy Drink category continues to be one of the top growth segments in beverage, despite the slowing economy. The Monster Energy brand grew 2.4 share points in the Convenience Channel YTD 2009 and is the #1 convenience brand with a 30.3 unit share. The Monster Energy brand grew 2.5 share points in the All Outlets Combined trade class YTD 2009 to remain the #2 brand at a 29.5 unit share. Sources: AC Nielsen Total US Scantrack Convenience – 4 Weeks Ending 11/21/09 AC Nielsen Total US All Outlets Combined (Convenience, Food, Drug, Mass – excluding WalMart) – 4 Weeks Ending 11/21/09

2009 Key Accomplishments Monster Energy now selling in 40 countries and two territories around the world. Continued International expansion. Successful new product launches have helped grow the brand. Continuing to strengthen relationships with our beverage distributors, Coca Cola and Anheuser Busch. Solid financial performance and strong balance sheet.

Monster 2009 Champions


Jenson Button
Formula 1 World Champion


Valentino Rossi
Moto GP World Champion


Chad Reed
Australian Supercross Champion


Danny Kass
US Open of Snowboarding Champion


Sam Hill
Mountain Bike World Champion


15 Summer X Games Medals by Monster Athletes


77
CHEVROLET
Robby Gordon
2009 Score Champion


4 Winter X Games Gold Medals by Monster Athletes

2009 Electronic Marketing Ken Block video received millions of views New Multi-Media and Social Network enabled Web Site launched Monster’s Facebook page received the most new fans of any brand the week of 11/09 - 433,000. Source, Tampa Bay On-line, 11/18 Monster Army applicants exceeds 200,000 Monster Energy Sponsored Call of Duty, Modern Warfare 2 was the largest first week video game release in history, at $550,000,000

Sponsorships/Events/Alliances

Activating at Retail Consumer Promotions Utilizing key sponsorships for programs that drive Retail Sales Point of Sale in tens of thousands of Gas and Convenience stores Acts as in-store advertising hitting our key demographic, young males Fantasy Camp Promotion 2009 Supercross Promotion Call of Duty Modern Warfare 2 Video Game Promotion Trimester 1 Trimester 2 Trimester 3

On-Premise Wins Over 300 Universities

MONSTER ENERGY NORTH AMERICAN TERRITORY – 12/10/09 North American Distributors

Current International Distribution

DSD Division New Products

Improved profitability New marketing team Expanded existing product lines Established new product lines Starting distribution through DSD Partners Growing Hansen’s brand presence on East Coast A Stevia innovator Warehouse Division Highlights

Hansen’s Natural Lo-Cal Juices Hansen’s Natural fruit & tea stix Blue Sky Free soda A Stevia Innovator

56.4% CAGR Net Sales ($ in millions) $110.4 $180.3 $348.9 $605.8 $904.5 $1,033.8 $852.4 2003 2004 2005 2006 2007 2008 9 mos thru 9/30/09

Reported Operating Income ($ in millions) $9.8 $33.9 $103.4 $158.6 $231.0 $163.6 $251.5 2003 2004 2005 2006 2007 2008 9 mos thru 9/30/09

Adjusted Operating Income (“OI”) ($ in millions) * Adjusted operating income is a non-GAAP financial measure that includes adjustments for termination costs to prior distributors and for professional service fees, net of insurance reimbursements, associated with the review of stock option grants and granting practices, related litigation and other related matters. Non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. We include these non-GAAP financial measures because we believe they are useful to investors in allowing for greater transparency related to our ongoing operations. Investors are encouraged to review the reconciliation of the non-GAAP financial measures used to their most directly comparable GAAP financial measures as provided in the table below. Reported OI $9.8 $33.9 $103.4 $158.6 $231.0 $163.6 $251.5 *Adjustments - - - 16.5 25.0 117.9 - 2.8 Adjusted OI $9.8 $33.9 $103.4 $175.1 $256.0 $281.5 $248.7 $9.8 $33.9 $103.4 $175.1 $256.0 $281.5 $248.7 2003 2004 2005 2006 2007 2008 9 mos thru 9/30/09

Reported Net Income ($ in millions) $5.9 $20.4 $62.8 $97.9 $149.4 $108.0 $155.4 2003 2004 2005 2006 2007 2008 2009 thru 9/30/09

Reported Diluted Earnings Per Share $0.07 $0.22 $0.65 $0.99 $1.51 $1.11 $1.63 2003 2004 2005 2006 2007 2008 YTD 9/30/09

Balance Sheet Highlights (09.30.09) ($ in millions) September 30, 2009 December 31, 2008 Percentage Change Cash and cash equivalents $317.7 $256.8 24% Investments: Short-term investments $ 30.2 $ 29.1 Long-term investments $ 88.0 $ 89.6 Total Investments $118.2 $118.7 0% Total cash and investments $435.9 $375.5 16% Trade accounts receivable, net $ 91.9 $ 45.2 103% Inventories $123.9 $116.3 7% Current liabilities $107.7 $187.3 -42% Deferred revenue $132.6 $138.2 -4% Total stockholders’ equity $561.0 $436.3 29%

3rd Quarter Results (in millions except per share data) $0.54 $0.60 3Q08 3Q09 Diluted E.P.S. $52.4 $56.5 3Q08 3Q09 Net Income $285.0 $307.9 3Q08 3Q09 Net Sales $81.8 $92.9 3Q08 3Q09 Operatting Income

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